UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 22, 2002

                                  eLocity, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                  0-31415                88-0358417
                  -------                ----------
         (Commission File Number)        (IRS Employer Identification Number)


                       200 South Washington Blvd., Suite 9
                             Sarasota, Florida 34236
                    (Address of principal executive offices)

                                 (941) 957-1009
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         eLocity, Inc. ("eLocity") entered into an agreement on April 16, 2002, wherein the eLocity acquired from its parent company, eLocity Networks Corporation ("ELOC"), 100% of the issued and outstanding shares of Value Plus Marketing, Inc., a Florida corporation ("VPM") and all of its other assets, in a tax free exchange. As of the date of the agreement, ELOC owned all of the assets and business operations of VPM. All of the corporations have officers in common and these transactions may not have been negotiated at arms length.

         eLocity acquired VPM in exchange for the issuance to ELOC fifteen million nine hundred seventy seven thousand fifty six (15,977,056) shares of eLocity's common stock. Prior to this agreement, ELOC owned 20,000,000 shares (80% of the issued and outstanding shares) of eLocity's common stock. eLocity intends to continue to operate VPM in the same manner as under prior ownership. VPM operations consist primarily of websites for entertainment and informational purposes. VPM's revenues are generated by sales of banner advertising, sales of chat room memberships, pay-per click search and investor relations services. The value of the assets held by VPM were reported by eLocity Networks Corporation at $53,299 on its December 31, 2001, audited financial statements.

ITEM 5.           OTHER INFORMATION

         Following the closing of the above referenced transaction, eLocity intends to file a Form SB-2 Registration Statement with the Securities and Exchange Commission ("SEC") to register a spin-off of eLocity shares owned by ELOC to the shareholders of ELOC on the record date of April 30, 2002. This plan is subject to the Registration Statement clearing SEC comments.

         ELOC plans to deliver one (1) eLocity share for each share of ELOC owned by its shareholders. The April 30, 2002, record date is subject to change. Only shareholders holding eLocity shares on the record date will be entitled to receive eLocity shares upon their distribution. The Reorganization of eLocity is designed to aid in the retention of additional financing for its current operations and an expected change in eLocity's business.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2002                                eLocity, Inc.
                                                     A Nevada Corporation

                                                     /s/ Thomas Clay
                                                     --------------------------
                                                     Thomas Clay, President

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                            STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (the "Agreement"), dated this 16th day of April, 2002, is entered into by and between eLocity Networks Corporation, a Delaware Corporation ("ELOC") and eLocity, Inc., a Nevada corporation ("eLocity").

WHEREAS, ELOC owns 100% of the issued and outstanding shares of Value Plus Marketing, Inc., a Florida corporation ("VPM"); eLocity desires to acquire from ELOC, and ELOC desire to exchange with eLocity, all shares of VPM owned by ELOC in exchange for eLocity issuing to ELOC a total of fifteen million nine hundred seventy-seven thousand fifty-six shares (15,977,056) shares of eLocity's common stock, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

EXCHANGE OF SHARES, TIME & PLACE OF CLOSING
-------------------------------------------

Exchange of Shares

1. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

         (a) eLocity shall issue and deliver to ELOC fifteen million nine hundred seventy-seven thousand fifty-six shares (15,977,056) shares of its restricted common stock; and,

         (b) ELOC shall deliver to eLocity all (100%) of the issued and outstanding shares of VPM's common stock, along with appropriately executed stock powers endorsed in favor of eLocity.

Time and Place of Closing

2. The closing of the transactions contemplated hereby (the "Closing") shall take place at ELOC's office, or by telephone conference, on April 16, 2002 (the "Closing Date") at 10:00 A.M., Eastern Daylight Savings Time, or at such other place as the Parties may agree.

REPRESENTATIONS AND WARRANTEES
------------------------------

Due Organization and Qualification

3. ELOC represents and warrants to eLocity that ELOC and VPM are corporations duly incorporated, validly existing and in good standing under the laws of their jurisdictions of formation, with full corporate power and authority to own, lease and operate their business and properties and to carry on their business in the places and in the manner as presently conducted or proposed to be conducted. ELOC and VPM are in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by them requires such qualification except for any such

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         failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of ELOC and/or VPM taken as a whole.

4. eLocity represents and warrants to ELOC that eLocity is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdictions of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. eLocity is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of eLocity taken as a whole.

Capital Structure

5. The authorized capital stock of eLocity immediately prior to giving effect to the transactions contemplated hereby consists of 200,000,000 shares of common stock, no par value per share, of which 35,977,056 shares are issued and outstanding as of the date hereof.

6. The authorized capital stock of VPM immediately prior to giving effect to the transactions contemplated hereby consists of fifteen hundred (1,500) shares of common stock, no par value per share, of which fifteen hundred (1,500) shares are issued and outstanding as of the date hereof.

Financial Statements

7. Exhibit 1 to the Disclosure Schedule contains copies of eLocity's financial statements for the year ended December 31, 2001 (such statements being the "eLocity Financial Statements"). eLocity's Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of eLocity as of the dates and for the periods indicated. The books of account and other financial records of eLocity have been maintained in accordance with good business practices.

8. Exhibit 2 to the Disclosure Schedule contains copies of VPM's financial statements for the year ended December 31, 2001 (such statements being the "VPM Financial Statements"). VPM's Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of VPM as of the dates and for the periods indicated. The books of account and other financial records of the VPM have been maintained in accordance with good business practices.

Further Financial Matters

9. eLocity has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved

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         in a balance sheet or the notes thereto under generally accepted accounting principles.

10. VPM has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

Taxes

11. eLocity has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of eLocity and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by eLocity, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of eLocity has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. eLocity has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of eLocity, threatened, against eLocity for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of eLocity, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of eLocity.

         VPM has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of VPM and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by VPM, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of VPM has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. VPM has not given or been requested to give waivers of any statute of limitations relating to the

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         payment of any Taxes (or any related penalties, fines and interest).
         There are no claims pending or, to the knowledge of VPM, threatened, against VPM for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of VPM, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of VPM.

Compliance with Law

13. eLocity is conducting its respective business or affairs in material compliance of applicable federal, state and local law, ordinance, rule, regulation, court and administrative order, decree and process, and any requirement of insurance carriers. eLocity has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. eLocity is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge and belief of eLocity's management, threatened against eLocity that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that eLocity has reason to believe are likely to give rise to any material liability or other obligations of eLocity under any environmental laws.

14. VPM is conducting its respective business or affairs in material compliance of applicable federal, state and local law, ordinance, rule, regulation, court and administrative order, decree and process, and any requirement of insurance carriers. VPM has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement. VPM is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge and belief of VPM's management, threatened against VPM that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that VPM has reason to believe are likely to give rise to any material liability or other obligations of VPM under any environmental laws.

Ordinary Course

15. Since December 31, 2001, the date of the last financial audit, eLocity has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course. Both Parties understand and that eLocity has been reducing, and has substantially reduced, its operations.

16. Since December 31, 2001, the date of the last financial audit, VPM has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same


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         manner as previously conducted, maintained or kept and solely in the ordinary course.

Litigation

17. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge and belief of eLocity's management, threatened, against or affecting the business of eLocity, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge and belief of eLocity's management, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of eLocity. eLocity has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

18. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge and belief of VPM's management, threatened, against or affecting the business of VPM, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge and belief of VPM's management, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of VPM. VPM has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

Certificate of Incorporation and By-laws, Minute Books

19. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of eLocity, and all amendments to each are true, correct and complete. The minute books of eLocity contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of eLocity are true, correct and complete.

20. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of VPM, and all amendments to each are true, correct and complete. The minute books of VPM contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or

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         similar governing bodies, since the time of their respective organization. The stock books of VPM are true, correct and complete.

Purchase for Investment

21. ELOC is acquiring said shares for investment for ELOC's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and ELOC has no present intention of selling, granting any participation in, or otherwise distributing the same. ELOC further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the eLocity shares.

Restricted Securities

22. ELOC understands that the eLocity shares are not registered under the Securities Act of 1933 (the "Act") and that the issued shares of eLocity's common stock will be restricted securities. As such, ELOC understands that the eLocity shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the eLocity shares or any available exemption from registration under the Act, the eLocity shares must be held indefinitely. ELOC is aware that the eLocity shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about eLocity.

23. eLocity understands that the VPM shares are not registered under the Securities Act of 1933 (the "Act") and that the transferred shares of VPM's common stock will be restricted securities. As such, eLocity understands that the VPM shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the VPM shares or any available exemption from registration under the Act, the VPM shares must be held indefinitely. eLocity is aware that the VPM shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about VPM.

MISCELLANEOUS PROVISIONS
------------------------

Survival of Representations, Warranties and Agreements

24. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date.

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Notice

25. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

     If to ELOC:
                  Thomas Clay
                  200 South Washington Blvd.,Suite 9
                  Sarasota, Florida 34236

     If to eLocity:
                  Mark Schellenberger
                  200 South Washington Blvd.,Suite 9
                  Sarasota, Florida 34236

Entire Agreement

26. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

Successors and Assigns

27. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

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Governing Law

28. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the Parties consent to the jurisdiction of the federal courts whose districts encompass any part of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each Party hereby agrees that if another Party to this Agreement obtains a judgment against it in such a proceeding, the Party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the Party against whom such judgment was obtained, and each Party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each Party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth herein. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.

Counterparts

29. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Construction

30. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Sections and Exhibits are to the sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

Severability

31. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.





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                                   Signatures

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.



ELOC, ELocity Networks Corporation:


                                               /s/ Thomas Clay
                                              ---------------------
                                              Thomas Clay
                                              as President



ELocity, eLocity, Inc:


                                              /s/ Mark Schellenberger
                                              -----------------------
                                              Mark Schellenberger
                                              as Treasurer & Vice President




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                               DISCLOSURE SCHEDULE
                               -------------------


Exhibit 1: Financial Statements of eLocity, Inc. ("eLocity ), for year ended December 31, 2001.



Exhibit 2: Financial Statements of Value Plus Marketing, Inc. ("VPM"), for year ended December 31, 2001.



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